UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012

TELANETIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51995	77-0622733
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11201 SE 8th Street, Suite 200, Bellevue, Washington	98004
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (206) 621-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Loan with East West Bank

On December 14, 2012, Telanetix, Inc., a Delaware corporation ("Telanetix"), entered into a Loan and Security Agreement (the "Loan Agreement") by and among itself, its direct and indirect subsidiaries (together with Telanetix, the "Borrowers"), and East West Bank ("East West").

The Loan Agreement provided the Borrowers a term loan in the principal amount of $7,500,000 with principal and interest payable on a monthly basis over four years subject to the terms of a Promissory Note by the Borrowers in favor of East West (the "East West Note").  The unpaid balance of the East West Note accrues interest at a rate per annum equal to the daily Wall Street Journal Prime Rate, as quoted in the "Money Rates" column of The Wall Street Journal (Western Edition), rounded to two decimal places, as determined by East West, plus a margin of 1.750 percentage points (the "Applicable Interest Rate").  Payments on the East West Note are as follows: (i) consecutive monthly principal payments of $125,000, beginning January 2, 2013, (ii) consecutive monthly interest payments, beginning January 2, 2013, and (iii) one principal and interest payment on December 13, 2016 of all principal and accrued interest not yet paid.  Commencing the fiscal year ending December 31, 2013 and for each fiscal year thereafter, the Borrowers are obligated to make additional annual payments in respect of the East West Note equal to 25% of excess cash flow, which is defined as the Borrowers' EBITDA minus (a) cash taxes, (b) cash interest expense, (c) scheduled principal payments on the East West Note, (d) capital lease payments, (e) unfinanced capital expenditures, and (f) plus or minus changes in working capital.  Upon prepayment of the East West Note, the Borrowers are required to pay a premium equal to 1% of the original amount of the East West Note amount so prepaid if such prepayment occurs during the first year of the term of the East West Note.  After the first year anniversary of the East West Note, there is no prepayment penalty.  The indebtedness under the East West Note is secured by a security interest and lien on substantially all of the Borrowers' assets.  The Loan Agreement contains customary affirmative and negative covenants.  Among the affirmative covenants is a covenant that the Borrowers will maintain the following financial ratios: (1) a quarterly Fixed Charge Coverage Ratio (as defined in the Loan Agreement) of not less than 1.25 to 1.00 through June 30, 2013, and 1.50 to 1.00 thereafter, (2) a quarterly EBITDA (as defined in the Loan Agreement) of $625,000 for Q4 2012, $725,000 for Q1 2013, and $875,000 thereafter, and (3) a maximum Senior Debt (as defined in the Loan Agreement) divided by trailing 12 months EBITDA of 2.50 to 1.00 through December 31, 2013, and 2.00 to 1.00 thereafter. "

Copies of the Loan Agreement and the East West Note are attached to this current report on Form 8-K as Exhibit 10.1 and Exhibit 4.1, respectively, and they are incorporated by reference as though they were fully set forth herein.   The foregoing summary description of the Loan Agreement and the East West Note and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Loan Agreement and the East West Note.

Refinancing of Note Obligations

On December 14, 2012, using proceeds of the term loan evidenced by the Loan Agreement and East West Note, Senior Secured Notes of Telanetix (and guaranteed by the other Borrowers) respectively in favor of HCP-TELA, LLC ("HCP"), EREF-TELA, LLC ("EREF"), and CBG-TELA, LLC ("CBG") (collectively, the "Lenders") in the original aggregate principal amount of $10,500,000 (collectively, the "2010 Notes") purchased by the Lenders pursuant to that certain Securities Purchase Agreement, dated as of June 30, 2010, by and among Telanetix and the Lenders, were paid in full.  In connection with the payment in full of the 2010 Notes, which contractually were not prepayable, an Event of Default Redemption Price (as defined in each 2010 Note) was required to be paid.  Accordingly, on December 14, 2012, the Borrowers executed and delivered Subordinated Promissory Notes to the Lenders in the aggregate original principal amount of $1,726,659.72 (collectively, the "Subordinated Notes").  The unpaid balance of the Subordinated Notes accrues interest at the Applicable Interest Rate.  The principal and all accrued and unpaid interest under the Subordinated Notes are to be paid on the earliest of (a) June 14, 2017, (b) the date of the acceleration of the Subordinated Notes in accordance with the terms of the Subordinated Notes, and (c) the date of the payment in full of all obligations under the East West Note.  The obligations of the Borrowers under the Subordinated Notes are secured by security interests in substantially all of the Borrowers' assets, with HCP serving as collateral agent for the Lenders, which were granted pursuant to a Security Agreement dated December 14, 2012 between the Borrowers and HCP, as collateral agent for the Lenders (the "Security Agreement").  The Security Agreement contains many of the same affirmative and negative covenants as the Loan Agreement, but does not contain any financial covenants.

As a condition precedent to East West making the term loan discussed above, the Lenders and HCP, as collateral agent for the Lenders, were required to enter into a Subordination and Intercreditor Agreement (the "Subordination Agreement") with East West (which was acknowledged by the Borrowers) pursuant to which the Borrowers' obligations to the Lenders under the Subordinated Notes (and all liens and security interests granted by the Borrowers to secure those obligations) were subordinated to the obligations of the Borrowers to East West (and all liens and security interests granted by the Borrowers to secure the obligations of  the Borrowers to East West).  Under the Subordination Agreement, payments cannot be made or received under the Subordinated Notes, the Lenders cannot commence any action to collect on the obligations under the Subordinated Notes, and the Lenders and HCP, as collateral agent, cannot take any Enforcement Action (as defined in the Subordination Agreement) with respect to their collateral until the East West obligations are paid in full.

Copies of the Subordinated Notes, the Security Agreement, and the Subordination Agreement are attached to this current report on Form 8-K as Exhibit 4.2, Exhibit 10.2, and Exhibit 10.3, respectively, and they are incorporated by reference as though they were fully set forth herein.  The foregoing summary description of the Subordinated Notes, the Security Agreement, and the Subordination Agreement and the transactions contemplated thereby is not intended to be complete, and it is qualified in its entirety by the complete text of the Subordinated Notes, the Security Agreement, and the Subordination Agreement.

Item 1.02	Termination of a Material Definitive Agreement.

On December 14, 2012, Telanetix satisfied and discharged all of its obligations under the 2010 Notes, and the 2010 Notes were cancelled.  The disclosure set forth under Item 1.02 under the heading “Refinancing of 2010 Notes” is incorporated in this Item 1.02 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this item is included in Item 1.01 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1
Promissory Note, dated as of December 14, 2012, issued by Telanetix, Inc., a Delaware corporation, Telanetix, Inc., a California corporation, AccessLine Holdings, Inc., and AccessLine Communications Corporation to East West Bank (X)

4.2
Form of Subordinated Promissory Note, dated as of December 14, 2012, issued by Telanetix, Inc., a Delaware corporation, Telanetix, Inc., a California corporation, AccessLine Holdings, Inc., and AccessLine Communications Corporation   (X)

10.1
Loan and Security Agreement, dated as of  December 14, 2012, by and among Telanetix, Inc., a Delaware corporation, Telanetix, Inc., a California corporation, AccessLine Holdings, Inc., and AccessLine Communications Corporation, and East West Bank   (X)

10.2
Subordination and Intercreditor Agreement, dated as of December 14, 2012, by and among East West Bank, Telanetix, Inc., a Delaware corporation, Telanetix, Inc., a California corporation, AccessLine Holdings, Inc., AccessLine Communications Corporation, HCP-TELA, LLC, CBG-TELA, LLC, EREF-TELA, LLC, and HCP-TELA, LLC, as agent (X)

10.3
Security Agreement, dated as of December 14, 2012, by and among Telanetix, Inc., a Delaware corporation, Telanetix, Inc., a California corporation, AccessLine Holdings, Inc., AccessLine Communications Corporation, and HCP-TELA, LLC as agent for itself and CBG-TELA, LLC and EREF-TELA, LLC  (X)

__________________________
(X)	Filed herewith.

EXHIBIT INDEX

Exhibit No.	Description

4.1
Promissory Note, dated as of December 14, 2012, issued by Telanetix, Inc., a Delaware corporation, Telanetix, Inc., a California corporation, AccessLine Holdings, Inc., and AccessLine Communications Corporation to East West Bank (X)

4.2
Form of Subordinated Promissory Note, dated as of December 14, 2012, issued by Telanetix, Inc., a Delaware corporation, Telanetix, Inc., a California corporation, AccessLine Holdings, Inc., and AccessLine Communications Corporation   (X)

10.1
Loan and Security Agreement, dated as of  December 14, 2012, by and among Telanetix, Inc., a Delaware corporation, Telanetix, Inc., a California corporation, AccessLine Holdings, Inc., and AccessLine Communications Corporation, and East West Bank   (X)

10.2
Subordination and Intercreditor Agreement, dated as of December 14, 2012, by and among East West Bank, Telanetix, Inc., a Delaware corporation, Telanetix, Inc., a California corporation, AccessLine Holdings, Inc., AccessLine Communications Corporation, HCP-TELA, LLC, CBG-TELA, LLC, EREF-TELA, LLC, and HCP-TELA, LLC, as agent (X)

10.3
Security Agreement, dated as of December 14, 2012, by and among Telanetix, Inc., a Delaware corporation, Telanetix, Inc., a California corporation, AccessLine Holdings, Inc., AccessLine Communications Corporation, and HCP-TELA, LLC as agent for itself and CBG-TELA, LLC and EREF-TELA, LLC  (X)

__________________________

(X)	Filed herewith.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

Telanetix, Inc.

Dated: December 18, 2012	By:	/s/ Paul C. Bogonis
Paul C. Bogonis
Chief Financial Officer